UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  MARCH 16, 2006
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                           STELLAR TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    COLORADO
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                 (State or Other Jurisdiction of Incorporation)

               000-33099                             84-1553046
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       (Commission File Number)             (IRS Employer Identification No.)

       7935 AIRPORT PULLING ROAD, SUITE 201
                    NAPLES, FL                                 34109
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     (Address of Principal Executive Offices)                (Zip Code)

                                 (239) 592-1816
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On February 22, 2006, we entered into a consulting agreement with Montex Exploration, Inc. ("Montex"), a holder of more than 5% of our common stock. Pursuant to the consulting agreement, Montex has agreed to introduce us to entities or individuals outside of the Untied States that can provide us with debt or equity financing. In consideration of these consulting services, we have agreed to pay Montex a fee consisting of (i) 8% of the aggregate consideration received by us in the Offering (as defined below) from persons introduced to us by Montex and (ii) warrants to purchase shares of our common stock equal to 8% of the shares issuable upon conversion of the notes issued by us in the Offering to such persons at an exercise price of $0.40 per share.

      The description of the consulting agreement set forth above is qualified in its entirety by reference to a copy of such agreement filed as an exhibit to this report and incorporated herein by this reference.

      The information provided in Item 3.02 regarding the issuance of the convertible notes is hereby incorporated by reference.

                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF REGISTRANT.

      From March 16, 2006 through March 21, 2006, we issued convertible notes in the aggregate principal amount of $700,000.

      The information provided in Item 3.02 regarding the issuance of the convertible notes is hereby incorporated by reference.

                   SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

      From March 16, 2006 through March 21, 2006, pursuant to a series of securities purchase agreements, we sold convertible notes in the aggregate principal amount of $700,000 convertible into 4,666,667 shares of common stock and warrants to purchase an additional 2,333,334 shares of common stock for aggregate gross cash proceeds of $700,000. The securities were sold in units consisting of a $45,000 principal amount convertible note and a warrant to purchase 150,000 shares of common stock at a purchase price of $45,000 per unit. The foregoing securities were issued in an offering (the "Offering") solely to certain overseas investors who are not "U.S. persons" of up $4,050,000 principal amount of convertible notes convertible into an aggregate 27,000,000 shares of common stock and warrants to purchase up to an aggregate of 13,500,000 shares of common stock. Montex, a holder of more than 5% of our common stock, purchased $200,000 of Units in the Offering. Montex participated in the Offering on identical terms to the terms of the Offering as the other investors participating in the Offering.

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

      The convertible notes accrue interest at the rate of 10% per annum payable at maturity, are due eighteen months after issuance, and are convertible at anytime at the option of the holder at a conversion price of $0.15 per share. The conversion price will be adjusted for stock splits, combinations, recapitalization and stock dividends. In the event of a consolidation or merger in which we are not the surviving corporation, lawful provision shall be made so that upon conversion of the convertible note the holder shall be entitled to receive the number of shares of stock or other securities or property of the successor entity that such holder would have been entitled to receive if the convertible note had been converted immediately prior to such transaction. We may prepay the convertible notes, in whole or in part, at any time upon ten days written notice. The amounts due under the convertible notes are subordinated to the prior payment of all senior indebtedness which includes our obligations to Trident Growth Fund, L.P. under that certain secured convertible note in the principal amount of $1,600,000 dated April 1, 2005, all present or future bank or other financial institutional indebtedness, and any indebtedness secured by a lien on any of our assets. Upon the occurrence of a payment event of default which is not cured within five days, or any other event of default which is not cured within ten days, the entire principal amount and all accrued interest under the notes shall become immediately due and payable. Events of default include nonpayment of principal and interest when due, any material breach of the terms of the convertible notes or the securities purchase agreement under which they were issued, the institution of any proceedings by or against us under any law relating to bankruptcy insolvency, reorganization or other form of debtor relief, or an event of bankruptcy or insolvency.

      Each warrant is immediately exercisable into one (1) share of common stock at an exercise price of $0.40 per share for a term of three years. The exercise price of the warrants will be adjusted for stock splits, combinations, recapitalization and stock dividends. In the event of a consolidation or merger in which we are not the surviving corporation (other than a merger with a wholly owned subsidiary for the purpose of incorporating the Company in a different jurisdiction), all holders of the warrants shall be given at least fifteen (15) days notice of such transaction and shall be permitted to exercise the warrants during such fifteen (15) day period. Upon expiration of such fifteen (15) day period, the warrants shall terminate.

      The units were sold in a private placement transaction to three accredited investors who are not "U.S. persons" pursuant to the exemption from registration provided by Rules 901 and 903 of Regulation S under the Securities Act of 1933 as amended ("Securities Act"). We paid consulting fees consisting of $56,000 and warrants to purchase 373,333 shares of common stock (equal to 8% of the shares issuable upon conversion of the notes included in the units) at an exercise price of $0.40 per share. The other material terms of these warrants are identical to the terms to Montex the warrants issued to investors in the Offering and described above.

      We have agreed to include the shares of common stock issuable upon conversion of the convertible notes or exercise of the warrants sold in the Offering in any registration statement we file under the Securities Act (excluding registration statements on SEC Forms S-4, S-8 or any similar or successor forms) in order to permit the public resale of such the shares.

      The descriptions of the securities purchase agreements, the convertible notes and the warrants set forth above are qualified in their entirety by reference to a copies of such agreements filed as exhibits to this report and incorporated herein by this reference.

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ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. The following exhibits are filed with this report:

Exhibit No.        Description of Exhibit
-----------        ----------------------

10.1 Consulting Agreement by and between the Company and Montex Exploration, Inc. dated February 22, 2006.

10.2 Form of Securities Purchase Agreement by and between the Company and Purchasers of Units consisting of Convertible Notes and Warrants.

10.3 Form of Convertible Note Issued to Purchasers of Units consisting of Convertible Notes and Warrants.

10.4 Form of Warrant issued to Purchasers of Units and advisors in Unit Offering consisting of Convertible Notes and Warrants.











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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Stellar Technologies, Inc.



Date:  March 24, 2006                      By:  /s/ Mark G. Sampson
                                               ---------------------------------
                                                Mark G. Sampson
                                                Chief Executive Officer












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